Exhibit 10.2

AMENDMENT NO. 3 TO SECOND LIEN CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) is dated as of January 9, 2015 and effective as of December 31, 2014 (the “Amendment No. 3 Effective Date”) and is entered into by and among FULL HOUSE RESORTS, INC., a Delaware corporation (“Borrower”), the parties to the Second Lien Credit Agreement as lenders (the “Lenders”) and ABC FUNDING, LLC, as administrative agent (in such capacity, the “Administrative Agent”), and, solely for purposes of Section IV hereof, the Guarantors listed on the signature pages hereto, and is made with reference to that SECOND LIEN CREDIT AGREEMENT, dated as of October 1, 2012 (as amended by Amendment No. 1 to Second Lien Credit Agreement dated as of August 26, 2013 and by Amendment No. 2 to Second Lien Credit Agreement dated as of July 18, 2014, the “Credit Agreement”), by and among Borrower, the Lenders and the Administrative Agent.  Capitalized terms used herein without definition shall have the meanings given such terms in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Borrower requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, subject to the conditions set forth herein, the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS TO CREDIT AGREEMENT

1.1.	Amendments to Section 1.01: Defined Terms.

(a)           Effective as of the Amendment No. 3 Effective Date, the definition of “Adjusted EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

““Adjusted EBITDA” shall mean, for any four fiscal quarter period, (a) Net Income for such period, plus (b) to the extent deducted in determining Net Income of the Borrower Parties for such period, the sum of the following for such period (without duplication): (i) Interest Expense, (ii) provisions for income taxes, (iii) depreciation and amortization expenses, (iv) extraordinary losses (including non-cash impairment charges), (v) stock compensation expense, (vi) acquisition costs related to the Fitz Casino in Tunica, Mississippi that are required to be expensed in accordance with GAAP for any fiscal quarter in fiscal year 2014 in an aggregate amount not to exceed $325,000; (vii) costs related to the Borrower’s S-1 2014 Registration Statement filing that are required to be expensed in accordance with GAAP for any quarter in fiscal year 2014 in an aggregate amount not to exceed $650,000, and (viii) Management Transition Expenses in an aggregate amount not to exceed $2,500,000 over the life of this Agreement, minus (c) to the extent added in determining Net Income of the Borrower Parties for such period, extraordinary gains, minus (d) the portion of Net Income for such period attributable to any Joint Venture or any other Person (other than a Subsidiary) in which any Borrower Party has ownership interest, except to the extent that any such Net Income has been actually received by such Borrower Party in the form of cash dividends or distributions.

Pro forma credit shall be given for an Acquired Person’s Adjusted EBITDA as if owned on the first day of the applicable period; companies (or identifiable business units or divisions) sold, transferred or otherwise disposed of during any period will be treated as if not owned during the entire applicable period.

Pro forma credit for the Indiana gaming tax reductions shall be also be given for the following periods in the amounts indicated:  for the four fiscal quarters ending June 30, 2014, $2,500,000; for the four fiscal quarters ending September 30, 2014, $1,875,000; for the four fiscal quarters ending December 31, 2014, $1,250,000; and for the four fiscal quarters ending March 31, 2015, $625,000.”

(b)           Effective as of the Amendment No. 3 Effective Date, the definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

““Maturity Date” means April 1, 2017.”

(c)           Effective as of the Amendment No. 3 Effective Date, a new defined term “Management Transition Expenses” is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order.

““Management Transition Expenses” shall mean costs incurred in 2014 or 2015, in an aggregate amount not to exceed $2,500,000 over the life of this Agreement, related to the transition of senior management personnel and members of the board of directors that took place on November 28, 2014, including the following:  (i) legal expenses of shareholders and Borrower incurred in connection with a proposal to call a special meeting of shareholders of the Borrower, settlement agreement, termination agreement, employment agreement, new stock option agreement, SEC filings, S-8 filing, and all other legal fees associated with negotiations with shareholder group and the transition of management (ii) severance costs incurred by the Borrower for departing senior management personnel of the Borrower, and (iii) expenses associated with public relations and printing costs for filings, (iv) expenses incurred by the Borrower in connection with licensing of senior management personnel and members of the board of directors of the Borrower.”

SECTION II.     CONDITIONS TO EFFECTIVENESS

Upon the satisfaction of all of the following conditions precedent, the amendment shall, retroactively as of the Amendment No. 3 Effective Date, become effective:

A.            Execution.  Administrative Agent shall have received counterpart signature pages of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

B.            First Lien Credit Documents. Administrative Agent shall have received an acknowledgment of First Lien Lenders to this Amendment and an executed copy of Amendment No. 3 to First Lien Credit Agreement, in each case in form and substance satisfactory to the Required Lenders.

C.            Fees. The Administrative Agent shall have received an amendment fee equal to 1.625% of the outstanding amount of Term Loans (the “Amendment Fee”).  The Amendment Fee will be fully earned and due and payable on the Amendment No. 3 Effective Date and shall not be refundable under any circumstances; provided that $125,000 thereof may be credited against any fees incurred by the Borrower in a refinancing of all outstanding Term Loans only to the extent that such refinancing is provided by the Lenders or their affiliated funds.

D.            Other Amounts.  The Administrative Agent shall have received all other amounts relating to the Amendment due and payable on or prior to the Amendment No. 3 Effective Date (including, without limitation, to the extent invoiced reasonable fees, disbursements and other charges of counsel to the Administrative Agent).

E.            Representations and Warranties.  The representations and warranties of the Borrower and each other Loan Party set forth in the Credit Documents and each other agreement to be executed and delivered by the Borrower or the other Loan Parties in connection herewith (collectively, together with this Amendment, the “Amendment Documents”) shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date (both before and after giving effect thereto), except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties must be true in all respects.

F.             No Default.  No Default or Event of Default shall have occurred and be continuing.

G.            Necessary Consents.  Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment, including the consent of the Indiana Gaming Commission, which will be ratified at the next meeting of the Indiana Gaming Commission.

H.            Closing Certificate. Administrative Agent shall have received a certificate of the Borrower, dated as of the Amendment No. 3 Effective Date, stating that the conditions set forth in this Section II have been satisfied.

I.              Flood Hazard Certificates. Administrative Agent shall have received flood hazard determination certificates for Silver Slipper Casino property, if required by Administrative Agent.

J.             Opinion of Counsel. Administrative Agent shall have received opinion of counsel to Borrower regarding the due authorization, execution and enforceability of this Amendment.

K.            Other Documents.  Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Loan Parties as Administrative Agent may reasonably request.

SECTION III.     REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct:

A.            Corporate Power and Authority.  Each Loan Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

B.            Authorization; No Conflict.  The execution, delivery and performance by each Loan Party of the Amendment Documents to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any law or regulation.  The resolutions of the board of directors or managers of each Borrower and Guarantor delivered to Administrative Agent by such Borrower or Guarantor on the date of the effectiveness of the Credit Agreement have not been revoked and are in full force and effect.

C.            Governmental Consents.  No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by Borrower of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals which have been obtained or are scheduled to be ratified and, in each case, are in full force and effect on the date hereof.

D.            Binding Obligation.  The Amendment Documents have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

E.            Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.     ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.  Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment No. 3 Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V.     MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)         On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)         Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)       The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(iv)       This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement and the other Credit Documents.

B.            Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.            Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.            Counterparts.  This Amendment may be executed in any number of counterparts (including by .pdf or other electronic format) and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FULL HOUSE RESORTS, INC.

By:	/s/ Daniel R. Lee
	Name:	Daniel R. Lee
	Title:	President and Chief Executive Officer,
Interim Chief Financial Officer and
Treasurer

GUARANTORS:

FULL HOUSE SUBSIDIARY, INC.

By:	/s/ Daniel R. Lee
	Name:	Daniel R. Lee
	Title:	President and Chief Executive Officer,
Interim Chief Financial Officer and
Treasurer

FULL HOUSE SUBSIDIARY II, INC.

By:	/s/ Daniel R. Lee
	Name:	Daniel R. Lee
	Title:	President and Chief Executive Officer,
Interim Chief Financial Officer and
Treasurer

GAMING ENTERTAINMENT (INDIANA) LLC

By:	Full House Resorts, Inc.,
a Delaware corporation,
its Manager

By:	/s/ Daniel R. Lee
Name:	Daniel R. Lee
Title:	President and Chief Executive
Officer, Interim Chief Financial
Officer and Treasurer

GAMING ENTERTAINMENT (NEVADA) LLC

By:	/s/ Daniel R. Lee
	Name:	Daniel R. Lee
	Title:	President and Chief Executive Officer,
Interim Chief Financial Officer and
Treasurer

STOCKMAN’S CASINO

By:	/s/ Daniel R. Lee
	Name:	Daniel R. Lee
	Title:	President and Chief Executive Officer,
Interim Chief Financial Officer and
Treasurer

SLIPPER CASINO VENTURE LLC

By:	Full House Resorts, Inc.,
a Delaware corporation,
its Manager

By:	/s/ Daniel R. Lee
Name:	Daniel R. Lee
Title:	President and Chief Executive
Officer, Interim Chief Financial
Officer and Treasurer

ABC FUNDING, LLC,
as Administrative Agent

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND, L.P.,
as a Lender

By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	Summit Partners Credit GP, LLC
Its:	General Partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND, A-1, L.P.,
as a Lender

By:	Summit Partners Credit GP A-1, L.P.
Its:	General Partner

By:	Summit Partners Credit GP A-1, LLC
Its:	General Partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

SUMMIT INVESTORS I, LLC,
as a Lender

By:	Summit Investors Management, LLC
Its:	Manager

By:	Summit Partners, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

SUMMIT INVESTORS I (UK), L.P.,
as a Lender

By:	Summit Investors Management, LLC
Its:	Manager

By:	Summit Partners, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND, L.P.,
as a Lender

By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	Summit Partners Credit GP, LLC
Its:	General Partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory